UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

 Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange Act of 1934

   Date  of  Report  (Date  of  earliest  event  reported):  January  11,  2005
                                                     -----------------


                             HARLEYSVILLE GROUP INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                            0-14697            51-0241172
---------------------------            --------            ----------
(State  or  other  jurisdiction         (Commission        (IRS  Employer
  of  incorporation)                File  Number)       Identification  No.)


355  Maple  Avenue,  Harleysville,  Pennsylvania               19438
------------------------------------------------          ---------
   (Address  of  principal  executive  offices)               (Zip  Code)


                                 (215)  256-5000
               ---------------------------------------------------
               Registrant's  telephone  number,  including  area  code


                                 Not  Applicable
 ----------------------------------------------------------------------
         (Former  name  or  former  address,  if  changed  since  last  report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

ITEM  1.01.  AMENDMENT  TO  MATERIAL  DEFINITIVE  AGREEMENTS.

     (a) On January 17, 2005, the Harleysville Group, Inc. (the "Company") entered into amended Change In Control Agreements with the following two (2) officers.
     Name                    Title
     ----                    -----
Thomas  E.  Clark            Senior  Vice  President  -  Field  Operations
Theodore  A.  Majewski       Senior  Vice  President  -  Personal  Lines

     The agreements expressly supersede prior change in control agreements of substantially like tenor. The amended agreements increase (1) the amount payable under the agreements from one time annual rate of salary and bonus to two times annual rate of salary and bonus and (2) the period of time for continuance of benefits from twelve months to twenty-four months. Otherwise the terms of such agreements are those described in Item 1.01 of the Company's Report on Form 8-K originally filed with the Securities and Exchange Commission on January 6, 2005.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (b) On January 17, 2005, Harleysville Group Inc. issued a press release reporting that M. Lee Patkus, President and Chief Operating Officer, had stated his intention to resign effective January 21, 2005, to move on to another professional opportunity in the insurance industry. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)  Exhibits

Exhibit  10.1  Form  of  Change  In  Control  Agreement

Exhibit 99.1 Press release "Harleysville Insurance announces Resignation of M. Lee Patkus" dated January 17, 2005.

                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HARLEYSVILLE  GROUP  INC.
                                           Registrant




                                          /s/Robert  A.  Kauffman
January  18,  2005                          ----------------------------
                                          Robert  A.  Kauffman
                                          Senior  Vice  President,
                                          General  Counsel  and
                                          Chief  Governance  Officer



                                  EXHIBIT INDEX
                                  -------------

Exhibit  No.          Description


10.1 Form of Change In Control Agreement (furnished pursuant to Item 1.01 hereof).

99.1 Press release dated January 17, 2005 Harleysville Group Inc. (furnished pursuant to Item 5.02 hereof).